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                                                                    EXHIBIT 99.1




                               CNET NETWORKS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                     (000s)

                                                          Three Months Ended               Nine Months Ended
                                                             September 30                    September 30
                                                     ----------------------------    ----------------------------
                                                        2000             1999            2000            1999
                                                     ------------    ------------    ------------    ------------
Revenues:
    Internet                                         $     54,212    $     26,838    $    145,490    $     69,041
    Broadcast                                               2,227           1,571           7,554           4,995
                                                     ------------    ------------    ------------    ------------
      Total revenues                                       56,439          28,409         153,044          74,036

Cost of revenues:
   Internet                                                17,284           9,155          45,399          23,611
   Broadcast                                                2,670           2,324           7,553           5,699
                                                     ------------    ------------    ------------    ------------
      Total cost of revenues                               19,954          11,479          52,952          29,310

Gross profit                                               36,485          16,930         100,092          44,726

Operating expenses:
   Sales and marketing                                     19,646          32,998          57,197          45,115
   Development                                              4,712           1,904          11,252           5,069
   General and administrative                               6,167           4,807          18,847          10,002
   Amortization of goodwill                                67,859           5,224         162,232           6,461
                                                     ------------    ------------    ------------    ------------
      Total operating expenses                             98,384          44,933         249,528          66,647
                                                     ------------    ------------    ------------    ------------
      Total operating income (loss)                       (61,899)        (28,003)       (149,436)        (21,921)

Other income (expense)
   Gain (loss) on investments                              37,311          97,791         106,895         122,365
   Other income (expense), net                                243            (312)            253             112
                                                     ------------    ------------    ------------    ------------
      Total other income (expense)                         37,554          97,479         107,148         122,477
                                                     ------------    ------------    ------------    ------------
       Net income (loss) before income taxes              (24,345)         69,476         (42,288)        100,556

          Income taxes                                     19,206          40,222          49,608          40,222
                                                     ------------    ------------    ------------    ------------
       Net income (loss)                             $    (43,551)   $     29,254    $    (91,896)   $     60,334
                                                     ============    ============    ============    ============

Basic net income (loss)
       per share                                     $      (0.50)   $       0.40    $      (1.10)   $       0.85
                                                     ============    ============    ============    ============

Diluted net income (loss)
       per share                                     $      (0.50)   $       0.35    $      (1.10)   $       0.76
                                                     ============    ============    ============    ============

Shares used in calculating
       basic per share data                                87,073          72,536          83,485          70,790
                                                     ============    ============    ============    ============

Shares used in calculating
       diluted per share data                              87,073          86,105          83,485          79,086
                                                     ============    ============    ============    ============









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                               CNET NETWORKS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                     (000s)

                                                           September 30,     December 31,
                                                                2000             1999
                                                           -------------    -------------
                              ASSETS
Current assets:
     Cash and cash equivalents                             $     203,051    $      53,063
     Investments in marketable debt securities                    39,433           65,985
     Investments in marketable equity securities                 121,552          785,909
     Accounts receivable, net                                     34,714           24,628
     Other current assets                                         30,928           18,743
     Restricted cash                                                 822              740
                                                           -------------    -------------
          Total current assets                                   430,500          949,068

Investments in marketable debt securities                         98,061          109,802
Investments in marketable equity securities                        8,203               --
Property and equipment, net                                       45,071           30,044
Other assets                                                     750,785          141,397
                                                           -------------    -------------
                                                           $   1,332,620    $   1,230,311
                                                           =============    =============

            LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                      $       7,443    $      11,461
     Accrued liabilities                                          32,159           16,398
     Current portion of long-term debt                               333            5,750
     Tax related liabilities                                      60,347          311,750
                                                           -------------    -------------
          Total current liabilities                              100,282          345,359

Minority interest                                                  2,854               --
Long-term debt                                                   189,643          179,114
                                                           -------------    -------------
          Total liabilities                                      292,779          524,473

Stockholders' equity:
     Common stock                                                      9                7
     Additional paid in capital                                  944,264          218,670
     Other comprehensive income                                 (155,312)         121,409
     Retained earnings (deficit)                                 273,855          365,752
     Treasury stock, at cost                                     (22,975)              --
                                                           -------------    -------------
          Total stockholders' equity                           1,039,841          705,838
                                                           -------------    -------------
                                                           $   1,332,620    $   1,230,311
                                                           =============    =============